Events after the reporting period	6 Months Ended
Sep. 30, 2022
Disclosure Of Events After The Reporting Period [Abstract]
Events after the reporting period	Events after the reporting period
ShipUp
On October 31, 2022 through its newly established subsidiary ShipUp Holding SAS, the Group acquired 100% of the share capital of ShipUp, a French-based company providing post-purchase engagement solutions for online purchases, for a cash consideration of EUR35.4 million, and certain potential contingent consideration. As part of the consideration, shares in ShipUp Holding SAS amounting to EUR4.5 million were issued to ShipUp’s former shareholders. The shares represent 25% of the share capital of ShipUp Holding SAS. Global Blue is still performing the purchase price allocation, but as ShipUp does not have material net assets, it is expected that the majority of the consideration will be allocated to goodwill. ShipUp’s forecasted revenue and net result are not expected to be material to the Group for the fiscal year ending March 31, 2023. ShipUp will be consolidated as of the third quarter ending December 31, 2022.